                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)240.14a-12

                         Greate Bay Casino Corporation
                         -----------------------------
               (Name of Registrant as Specified in its Charter)


                         Greate Bay Casino Corporation
                         -----------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

       1)  Title of each class of securities to which transaction applies:
       2)  Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)  Proposed maximum aggregate value of transaction:
       5)  Total fee paid:


[  ]   check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount previously paid: _______________________________
       2)  Form, Schedule or Registration Statement No.:__________
       3)  Filing Party:__________________________________________
       4)  Date Filed:____________________________________________

                         GREATE BAY CASINO CORPORATION

                           c/o Sands Hotel and Casino
                        Indiana Avenue and Brighton Park
                                   9th Floor
                        Atlantic City, New Jersey  08401

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 3, 1998

To the Stockholders of
 Greate Bay Casino Corporation

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Greate Bay Casino Corporation (the "Company, and formerly known as Pratt Hotel Corporation") will be held at the Copa Room of the Sands Hotel and Casino, 136 South Kentucky Avenue, in the City of Atlantic City, New Jersey on the 3rd day of June 1998, at 3:00 p.m. (local time) for the following purposes:

   1. To elect seven (7) directors to hold office until their respective successors have been duly elected and qualified.

   2. To ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for fiscal year 1998.

   3. To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

   The Board of Directors has fixed the close of business on April 22, 1998, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, such meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to such meeting.

   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGE OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF PROXY SOLICITATION.

                              BY ORDER OF THE BOARD OF DIRECTORS,



                              William D. Pratt, Secretary

Dallas, Texas
May 4, 1998

                         GREATE BAY CASINO CORPORATION

                           c/o Sands Hotel and Casino
                        Indiana Avenue and Brighton Park
                                   9th Floor
                        Atlantic City, New Jersey  08401

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 3, 1998

                     SOLICITATION AND REVOCATION OF PROXIES

   This Proxy Statement and the accompanying Proxy are being mailed to the stockholders of Greate Bay Casino Corporation (the "Company") on or about May 4, 1998, in connection with the solicitation of Proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held on June 3, 1998 (the "Annual Meeting"), at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment(s) thereof.

   The accompanying form of Proxy is designed to permit each holder of the Company's common stock, par value $.10 per share ("Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under Proposal 1 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed and dated proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, such Proxy will be voted by those persons named in the Proxy at the Annual Meeting: FOR the election of the nominees specified under the caption "Election of Directors" and FOR the ratification of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 1998.

   The Company encourages the personal attendance of stockholders at its annual meetings, and giving of a Proxy does not preclude the right to vote in person should any stockholder giving the Proxy so desire. Any stockholder of the Company giving a Proxy has the right to revoke his or her Proxy at any time prior to the voting thereof either in person at the Annual Meeting or by giving written notice to the Company addressed to Mr. William D. Pratt, Secretary, Greate Bay Casino Corporation, c/o Sands Hotel and Casino, Indiana Avenue and Brighton Park, 9th Floor, Atlantic City, New Jersey 08401; however, no such revocation shall be effective until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

   In addition to the solicitation of Proxies by use of the mail, officers and regular employees of the Company may solicit the return of Proxies by personal interview, telephone and telegraph. Such officers and employees will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to the beneficial owners of stock. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy Statement, the form of Proxy enclosed herewith, any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

                            PURPOSES OF THE MEETING

   At the Annual Meeting, the stockholders of the Company will consider and vote on the following matters:

   1. The election of seven (7) directors to hold office until their respective successors have been duly elected and qualified.

   2. To ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for fiscal year 1998.

   3. Such other and further business as may properly come before the meeting or any adjournment(s) thereof.


                    VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

GENERAL

   The Board of Directors of the Company has fixed the close of business on April 22, 1998, as the record date (the "Record Date") for the Annual Meeting. Only holders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. On the Record Date there were 5,186,627 shares of Common Stock issued and outstanding, all of which are entitled to vote. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Holders of the Company's Common Stock of record as of the Record Date will be entitled to one (1) vote per share on all matters to be acted upon at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting or any adjournment(s) thereof is necessary to constitute a quorum to transact business. In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for certain nominees for director. Abstentions are counted for purposes of determining a quorum to conduct business, but are ignored in vote tabulation, thereby increasing the number of votes necessary to effectuate any proposal. Broker "non-votes" (i.e., shares held in nominee name by brokers on behalf of customers, which shares are not represented by proxy) are not counted for purposes of the meeting.

   All shares of Common Stock will vote as a single class. Neither the Company's Certificate of Incorporation nor its Bylaws provide for cumulative voting rights.

   REGULATION

   Holders of Common Stock may be subject to certain regulatory restrictions on ownership. Holders are subject to the qualification provisions of the New Jersey Casino Control Act (the "Casino Act") relating to financial sources and may, in the sole discretion of the New Jersey Casino Control Commission with the concurrence of the Division of Gaming Enforcement, be required to make filings, submit to regulatory proceedings and qualify under the Casino Act. A holder of Common Stock who cannot legally hold such shares, or who exposes the Company to a risk of loss of a license or other regulatory risks, may be required to sell his or her shares of Common Stock to a qualified buyer or to the Company at the price prescribed by law or, if no price is prescribed, at the fair market value (defined in the Company's Certificate of Incorporation).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The information called for by this item is incorporated herein by reference from Part III, Item 12, "Security Ownership of Certain Beneficial Owners and Management," as included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

SECURITY OWNERSHIP OF MANAGEMENT

   The information called for by this item is incorporated herein by reference from Part III, Item 12, "Security Ownership of Certain Beneficial Owners and Management," as included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                             ELECTION OF DIRECTORS

   The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than three (3) nor more than nineteen (19) members (exclusive of advisory directors) and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting. By action of the Board of Directors, the number of directors comprising the Board of Directors has been set at seven (7).

   Unless otherwise directed on any duly executed and dated Proxy, it is the intention of the persons named in such Proxy to nominate and to vote the shares represented by such Proxy for the election of the nominees listed in the table below for the office of director of the Company to hold office until their respective successors have been duly elected and qualified:


                                     Year First
                                      Became a
           Name and Age               Director    Present Offices Held in the Company
-----------------------------------  ----------  --------------------------------------

Bernard A. Capaldi, CPA (55)               1988  Director
Edward D. Muir (87)                        1969  Director
Michael J. Chesser (49)                    1997  Director
Jack E. Pratt (70)                         1969  Director
Edward T. Pratt, Jr. (74)                  1969  Vice Chairman of the Board, Treasurer
                                                  and Director
William D. Pratt (69)                      1969  Executive Vice President, General
                                                  Counsel, Secretary and Director
John C. Hull (59)                          1998  Chairman of the Board, Chief Executive
                                                  Officer and Director

   The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the person or persons voting the Proxy will vote the shares represented by such Proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. Each nominee, so far as the Board can determine, is willing to serve and intends to serve the entire term if elected. If elected as a director of the Company, each director will hold office until his respective successor has been duly elected and qualified.

BUSINESS EXPERIENCE FOR PAST FIVE YEARS

   The following information summarizes the business experience during at least the past five years of each person nominated to be a director of the Company:

   Mr. Bernard A. Capaldi is a certified public accountant and is a principal of Capaldi, Reynolds & Associates, P.A., C.P.A.'s in New Jersey, and has held such position since 1965. He is also the Chairman of the Board of Shore Memorial Hospital's parent holding company.

   Mr. Edward D. Muir is currently retired. He is a former Senior Vice President of Rauscher Pierce Refsnes of San Antonio, Texas, an investment banking firm, and was associated with Rauscher Pierce Refsnes in numerous executive capacities for more than five years. Mr. Muir also served until January 2, 1998 as a director of Greate Bay Hotel and Casino, Inc. ("GBHC"), a wholly owned subsidiary of the Company. On January 5, 1998, GBHC filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey.

   Mr. Michael J. Chesser was elected to the Board of Directors of the Company on September 9, 1997. He has served as President and Chief Operating Officer of Atlantic Energy Corporation since 1994 and served as a director for such company from 1996 until 1997. From 1987 until 1994, Mr. Chesser was Vice President of Baltimore Gas & Electric Company.

   Mr. Jack E. Pratt served as Chairman of the Board and Chief Executive Officer of the Company for more than five years until January 2, 1998. He is Chairman of the Board and Chief Executive Officer of Hollywood Casino Corporation ("HCC") which, prior to December 31, 1996 owned approximately 80% of the outstanding common stock of the Company. Mr. Pratt served as Chairman of the Board of Directors and Chief Executive Officer of GB Holdings, Inc. ("Holdings") and GBHC and as Chairman of the Board of Directors, President and Chief Executive Officer of GB Property Funding Corp. until January 2, 1998. On January 5, 1998, these three GBCC subsidiaries filed petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey.

   Mr. Edward T. Pratt, Jr. has served as Vice Chairman of the Board and a director and executive officer of the Company for more than five years. He also serves as Vice Chairman of the Board, President and Treasurer of HCC. Mr. Pratt also served until January 2, 1998 as Vice Chairman of the Board of Directors of Holdings and of GB Property Funding Corp. and as a Director of GBHC. On January 5, 1998, these three GBCC subsidiaries filed petitions for relief under Chapter 11 of the United States Bankruptcy Code.

   Mr. William D. Pratt has served as Executive Vice President, Secretary and a director of the Company for more than five years. He currently serves as General Counsel and, prior to May 1995, served as General Counsel of the Company for more than five years. He also serves as Executive Vice President, Secretary and General Counsel of HCC. Mr. Pratt also served until January 2, 1998 as Executive Vice President, General Counsel and Secretary of Holdings and of GB Property Funding Corp. and as a director of GBHC. On January 5, 1998, these three GBCC subsidiaries filed petitions for relief under Chapter 11 of the United States Bankruptcy Code.

   John C. Hull was elected to the positions set forth above on January 2, 1998. He previously served as Corporate Controller of the Company since November 1994. Mr. Hull also served from April 1994 until January 1998 as Corporate Controller for HCC and served as a financial consultant to both the Company and HCC from 1990 until April 1994. Mr. Hull also served as Principal Accounting Officer for Holdings and GB Property Funding Corp. from November 1994 until January 1998.
On January 5, 1998, these GBCC subsidiaries filed petitions for relief under Chapter 11 of the United States Bankruptcy Code.

REQUIRED VOTE

   Assuming the presence of a quorum, the affirmative vote of the holders of at least a plurality of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Annual Meeting is necessary for the election of directors.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

BOARD MEETINGS AND COMMITTEES

   Nonemployee directors of the Company received an annual fee of $25,000 for service on the Board of Directors and $1,000 for each Board meeting attended during 1997. The Board of Directors of the Company held four regularly scheduled meetings during the year ended December 31, 1997. All directors attended at least 75% of all meetings of the Board of Directors and committees thereof for which they were eligible to serve.

   The Board of Directors of the Company has Audit and Compensation Committees, but does not have a standing nominating committee. Nonemployee members of the Audit Committee receive an annual fee of $2,500 for service on the committee and $500 for each committee meeting attended. No additional compensation or fees are paid to directors for attending Compensation Committee meetings.

   AUDIT COMMITTEE. The Audit Committee has the duty to (i) recommend annually to the Board of Directors the independent public accountants to be engaged to audit the books, records and accounts of the Company for the ensuing year; (ii) arrange the details for the engagement of the independent public accountants, including the remuneration to be paid; (iii) review with the Company's independent public accountants, as well as the Company's controller and other appropriate personnel, the Company's general policies and procedures with respect to audits and accounting and financial controls and the general accounting and reporting principles that should be applied in preparing the Company's financial statements; (iv) meet with the independent public accountants as required and review with them the Company's interim and year-end financial statements, any certification, report or opinion that the independent public accountants propose to render in connection with such statements, and any other appropriate matter; and (v) make such reports and recommendations to the Board of Directors in connection with the foregoing as it shall deem appropriate or as the Board of Directors may request, and take such action thereon as the Board of Directors may direct it to take. The Audit committee is comprised of Messrs. Bernard A. Capaldi, Michael J. Chesser and Edward T. Pratt, Jr. Mr. Chesser succeeded Mr. Edward D. Muir to the Audit Committee on September 9, 1997. The Audit committee met four times during 1997.

   COMPENSATION COMMITTEE. The Compensation Committee reviews the compensation of the Company's executive officers. The Compensation Committee is comprised of Messrs. Edward D. Muir, Bernard A. Capaldi and Jack E. Pratt. The Compensation Committee did not meet during 1997. The report of the Compensation Committee appears in this Proxy Statement under the heading "Remuneration of Directors and Executive Officers."

FAMILY RELATIONSHIPS

   Messrs. Jack E. Pratt, Edward T. Pratt, Jr. and William D. Pratt are brothers (the "Pratt Brothers"). Mr. Edward T. Pratt III, President of the Company, is the son of Mr. Edward T. Pratt, Jr. There is no other family relationship between any of the directors and any executive officers of the Company or its subsidiaries or affiliates.

CERTAIN RELATIONSHIPS

   See "Transactions with Management" for certain transactions between directors and the Company or its subsidiaries or affiliates.

                                   MANAGEMENT

   The information called for by this item is incorporated herein by reference from Part III, Item 10, "Directors and Executive Officers of the Registrant," as included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.


                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

   The information called for by this item is incorporated herein by reference from Part III, Item 11, "Executive Compensation," as included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                            STOCK PRICE PERFORMANCE

   The information called for by this item is incorporated herein by reference from Part III, Item 11, "Executive Compensation," as included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                          TRANSACTIONS WITH MANAGEMENT

   The information called for by this item is incorporated herein by reference from Part III, Item 13, "Certain Relationships and Related Transactions," as included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   Upon the recommendation of the Audit Committee and subject to ratification by the stockholders at the Annual Meeting, the Board of Directors has appointed Arthur Andersen LLP ("Andersen") to serve as the independent public accountants of the Company for its fiscal year ending December 31, 1998. Andersen, which has served as the independent public accountants of the Company since 1981, follows a policy of rotating the engagement partner every seven years. Other partners and non-partner personnel are rotated on a periodic basis. Representatives of Andersen are expected to be present at the Annual Meeting to make a statement or to respond to questions. If the appointment of Andersen is not ratified by the stockholders, the Board of Directors will appoint other independent public accountants based upon the recommendation of the Audit Committee.

   The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Andersen.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1998.

                                 OTHER BUSINESS

   The Board of Directors knows of no other business that may properly be, or that is likely to be, brought before the Annual Meeting. If, however, any other business should properly be presented to the Annual Meeting, the persons named in the accompanying Proxy will vote the Proxy as in their discretion they may deem desirable.

                             STOCKHOLDER PROPOSALS

   Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proposals for inclusion in the Company's proxy statement for consideration at its Annual Meeting of Stockholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1999 Annual Meeting, stockholder proposals must be received by the Company by January 8, 1999, and must otherwise comply with the requirements of Rule 14a-8.

                    COPIES OF THE ANNUAL REPORT ON FORM 10-K
               FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

   The Annual Report on Form 10-K covering the Company's year ended December 31, 1997, including audited financial statements, is enclosed herewith. The Form 10-K does not form any part of the materials for the solicitation of Proxies. The enclosed Form 10-K does not include all exhibits required to be filed with the Securities and Exchange Commission. However, these exhibits are listed in
Part III of the enclosed Form 10-K, and the Company will furnish, for a minimal charge, any such exhibit to each stockholder upon written request. Written requests for exhibits should be directed to Investor Relations, Greate Bay Casino Corporation, c/o Sands Hotel and Casino, Indiana Avenue and Brighton Park, 9th Floor, Atlantic City, New Jersey 08401.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              William D. Pratt, Secretary

May 4, 1998
Dallas, Texas



   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         GREATE BAY CASINO CORPORATION
                           c/o Sands Hotel and Casino
                        Indiana Avenue and Brighton Park
                                   9th Floor
                        Atlantic City, New Jersey  08401

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints William D. Pratt and Edward T. Pratt Jr. as proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and vote as designated below, all of the shares of the Common Stock of Greate Bay Casino Corporation (the "Company") held of record by the undersigned on April 22, 1998, at the Annual Meeting of Stockholders to be held on June 3, 1998, or any adjournment(s) thereof.

1. PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS TO HOLD OFFICE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

FOR ALL nominees listed below                 WITHHOLD AUTHORITY
   (except as marked to the contrary below)      to vote for all nominees below.
---                                           ---
         Bernard A. Capaldi, Edward D. Muir, Michael J. Chesser, John C. Hull, Jack E. Pratt, Edward T. Pratt, Jr. and William D. Pratt

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1998.

                  FOR                 AGAINST              ABSTAIN
             ---                ---                   ---

--------------------------------------------------------------------------------
                        (please sign on the other side)

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR THE RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS UNDER PROPOSAL 2.

                                 Dated:                            , 1998
                                       ----------------------------

                                 ----------------------------------------
                                                 Signature

                                 ----------------------------------------
                                         Signature if Held Jointly

Please execute this Proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.